Exhibit 99.1

LETTER OF TRANSMITTAL
OF
AMERICAN INTERNATIONAL GROUP, INC.

Offer to Exchange

0.09867 Shares of Common Stock Plus $3.2702 in Cash
for Each Outstanding Equity Unit
consisting of a Corporate Unit
(CUSIP No. — 026874 115),
Up to an Aggregate of 74,480,000 Corporate Units
Dated October 8, 2010

The Exchange Offer will expire at 11:59 p.m., New York City time, on November 10, 2010, unless extended or earlier terminated (such date and time, as the same may be extended with respect to the Exchange Offer, the “Expiration Date”). If you choose to tender and wish to receive the consideration specified described in the Offer to Exchange dated October 8, 2010 (as may be amended or supplemented from time to time, the “Offer”), you must validly tender and not validly withdraw your Corporate Units on or prior to the Expiration Date. This Letter of Transmittal need not be completed by Holders tendering Corporate Units by ATOP (as hereinafter defined). You may withdraw your tender of Corporate Units at any time on or prior to the Expiration Date.

The Exchange Agent for the Exchange Offer is:

Global Bondholder Services Corporation

By Registered or Certified Mail or by Hand or by Overnight Courier:	By Facsimile (for Eligible Institutions Only):
65 Broadway – Suite 404 New York, New York 10006	(212) 430-3775/3779 Confirm by Telephone: (212) 430-3774

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

The instructions contained herein should be read carefully before this Letter of Transmittal is completed. All capitalized terms used herein and not defined shall have the meanings ascribed to them in the Offer.

Questions and requests for assistance relating to the procedures for tendering Corporate Units and requests for additional copies of the Offer and this Letter of Transmittal may be directed to the Information Agent at its address and telephone numbers on the back cover of this Letter of Transmittal.

This Letter of Transmittal and the instructions hereto (this “Letter of Transmittal”) and the Offer (together with this Letter of Transmittal, as may be amended or supplemented from time to time, the “Offer Documents”) constitute an offer (the “Exchange Offer”) by American International Group, Inc. (the “Company”) to exchange 0.09867 shares of its common stock, par value $2.50 per share (the “Common Stock”), plus $3.2702 in cash (the “Cash Consideration”) for each validly tendered and accepted Equity Unit consisting of a Corporate Unit, up to an aggregate of 74,480,000 Corporate Units (subject to adjustment as described in the Offer), on the terms and subject to the conditions set forth in the Offer and this Letter of

Transmittal. All of the Corporate Units are held in book-entry form, and all of the Corporate Units are currently represented by one or more global certificates held for the account of The Depository Trust Company (“DTC”).

This Letter of Transmittal may be used by a DTC participant whose name appears on a security position listing such participant as the owner of the Corporate Units (each, a “Holder” and, collectively, the “Holders”) who desires to tender such Corporate Units pursuant to the Exchange Offer. Any beneficial owner whose Corporate Units are held of record by a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Corporate Units should contact such nominee promptly and instruct such entity to tender Corporate Units on such beneficial owner’s behalf. If you hold your Corporate Units through a broker, dealer, commercial bank, trust company or other nominee, you should keep in mind that such entity may require you to take action with respect to the exchange offer a number of days before the Expiration Date in order for such entity to tender Corporate Units on your behalf on or prior to the Expiration Date.

Pursuant to authority granted by DTC, if you are a DTC participant which has Corporate Units credited to your DTC account, you may directly tender your Corporate Units in the Exchange Offer as though you were a registered holder of the Corporate Units. DTC participants that wish to accept the Exchange Offer may tender their Corporate Units by (i) validly transmitting their acceptance to DTC through DTC’s Automated Tender Offer Program (“ATOP”) or (ii) completing, signing and dating this Letter of Transmittal according to the instructions set forth in the Offer Documents and delivering it together with any signature guarantees and other required documents to the Exchange Agent at its address set forth in this Letter of Transmittal. In addition, either:

•	the Exchange Agent must receive, prior to the Expiration Date, a properly transmitted Agent’s Message; or

•	the Exchange Agent must receive, prior to the Expiration Date, a timely confirmation of book-entry transfer of such Corporate Units into the Exchange Agent’s account at DTC according to the procedure for book-entry transfer described below, this Letter of Transmittal and any other documents required by the Offering Documents.

The Exchange Agent and DTC have confirmed that Corporate Units are eligible to be tendered through ATOP. To tender Corporate Units eligible for ATOP, DTC participants may, in lieu of physically completing and delivering this Letter of Transmittal and delivering it to the Exchange Agent, electronically transmit their acceptance through ATOP, and DTC will then verify the acceptance, execute a book-entry delivery to the Exchange Agent’s account at DTC and send an Agent’s Message to the Exchange Agent for its acceptance. The confirmation of a book-entry transfer into the Exchange Agent’s account at DTC as described above is referred to herein as a “Book-Entry Confirmation.” Delivery of documents to DTC does not constitute delivery to the Exchange Agent. The term “Agent’s Message” as used herein means a message transmitted by DTC to, and received by, the Exchange Agent and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the DTC participant described in such Agent’s Message, stating that such participant has received and agrees to be bound by the terms and conditions of the Exchange Offer as set forth in the Offer Documents, and that the Company may enforce such agreement against such participant.

In the event that the Exchange Offer is withdrawn, terminated or otherwise not completed, none of the validly tendered Corporate Units will be exchanged for Common Stock or Cash Consideration, and any Corporate Units tendered by you will be credited to your account.

The Exchange Offer is made upon the terms and subject to the conditions set forth in the Offer Documents. Holders should carefully review such information.

The Exchange Offer is not being made to, nor will tenders of Corporate Units be accepted from or on behalf of, Holders in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

If you hold your Corporate Units through a broker dealer, commercial bank, trust company or other nominee, you should contact such nominee promptly and instruct them to tender Corporate Units on your behalf. The instructions included with this Letter of Transmittal must be followed.

The Exchange Offer does not provide for guaranteed delivery procedures and therefore you must allow sufficient time for the necessary tender procedures to be completed during normal business hours of DTC on or prior to the Expiration Date. If you hold your Corporate Units through a broker, dealer, commercial bank, trust company or other nominee, you should consider that such entity may require you to take action with respect to the Exchange Offer a number of days before the Expiration Date in order for such entity to tender Corporate Units on your behalf on or prior to the Expiration Date. Tenders not received by Global

Bondholder Services Corporation, the Exchange Agent for the Exchange Offer, on or prior to the Expiration Date will be disregarded and of no effect.

Holders who wish to tender their Corporate Units using this Letter of Transmittal must complete the box below entitled “Method of Delivery” and complete the box below entitled “Description of Corporate Units Tendered” and sign in the appropriate box below.

This Exchange Offer is only for Corporate Units, so you will not be able to tender, and the Company will not accept, Treasury Units in this Exchange Offer. If you hold Treasury Units and want to participate in this Exchange Offer, you may recreate Corporate Units from Treasury Units as described in “Description of the Equity Units — Recreating Corporate Units” in the Offer.

METHOD OF DELIVERY

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

List below the Corporate Units to which this Letter of Transmittal relates. If the space provided below is inadequate, provide the requested information on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Corporate Units will be accepted only in integral multiples of 40 Corporate Units. No alternative, conditional or contingent tenders will be accepted. This Letter of Transmittal need not be completed by Holders tendering Corporate Units by ATOP.

DESCRIPTION OF CORPORATE UNITS TENDERED
Name(s) and
Address(es) of	Aggregate Number of
Holder(s) (Please	Corporate Units	Number of Corporate
fill in, if blank)	Represented	Units Tendered*

Total Number of Corporate Units**

 * Unless otherwise indicated in the column labeled “Number of Corporate Units Tendered” and subject to the terms and conditions of the Exchange Offer, a Holder will be deemed to have tendered the entire aggregate number of Corporate Units indicated in the column labeled “Aggregate Number of Corporate Units Represented.” See Instruction 2.

** If the undersigned does not designate an order, in the event that less than all Corporate Units tendered are exchanged due to proration, Corporate Units will be selected for purchase by DTC. See Instruction 9.

The names and addresses of the Holders should be printed exactly as they appear on a security position listing such participant as the owner of the Corporate Units.

If you do not wish to tender your Corporate Units, you do not need to return this Letter of Transmittal or take any other action.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

By execution hereof, the undersigned acknowledges receipt of the Offer to Exchange, dated October 8, 2010 (the “Offer”), of American International Group, Inc. (the “Company”), and this Letter of Transmittal and instructions hereto (the “Letter of Transmittal” and, together with the Offer, each as may be amended or supplemented from time to time, the “Offer Documents”), which together constitute the Company’s offer (the “Exchange Offer”) to exchange 0.09867 shares of our common stock, par value $2.50 per share (the “Common Stock”), plus $3.2702 in cash (the “Cash Consideration”) for each validly tendered and accepted Equity Unit consisting of a Corporate Unit, up to an aggregate of 74,480,000 Corporate Units (subject to adjustment as described in the Offer), on the terms and subject to the conditions set forth in the Offer and this Letter of Transmittal.

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the Corporate Units indicated above.

Subject to, and effective upon, the acceptance for exchange of, and payment of the net amount of Cash Consideration and shares of Common Stock payable for, the Corporate Units tendered with this Letter of Transmittal, the undersigned hereby (a) tenders, sells, exchanges, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to the Corporate Units that are being tendered hereby, (b) to accomplish the foregoing, tenders, sells, exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the debentures forming part of such Corporate Units and agrees with the Company that the stock purchase contracts forming part of such Corporate Units are hereby cancelled, (c) waives any and all other rights with respect to such Corporate Units and (d) releases and discharges the Company from any and all claims such Holder may now have, or may have in the future, arising out of, or related to, such Corporate Units, including, without limitation, any claims arising from any existing or past defaults, or any claims that such Holder is entitled to receive additional distributions with respect to such Corporate Units, including any accrued and unpaid contract adjustment or interest payments. The undersigned further agrees with the Company that (a) the consideration payable by the Company to repurchase the debentures underlying each exchanged Corporate Unit will be 0.09867 shares of Common Stock plus an amount of cash that the Company will calculate so that the fair market value of those shares and that cash will equal the principal amount of and accrued interest on those debentures to but excluding the settlement date, (b) the consideration payable by a tendering holder to cancel the stock purchase contract underlying each exchanged Corporate Unit will be an amount equal to the cash component of the repurchase price for the debentures underlying such Corporate Unit (calculated as described earlier in this sentence) minus $3.2702 and (c) the consideration payable in those two transactions will be netted so that the undersigned will receive 0.09867 shares of common stock and $3.2702 in cash for each exchanged Corporate Unit and will not be required to make any cash payment to the Company.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the Corporate Units tendered hereby, with full powers of substitution and re-substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) present such Corporate Units and all evidences of transfer and authenticity to, or transfer ownership of such Corporate Units on the account books maintained by DTC and the registrar to, or upon the order of, the Company, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Corporate Units, all in accordance with the terms and conditions of the Exchange Offer as described in the Offer Documents.

The undersigned understands and acknowledges that the Exchange Offer will expire on the 11:59 p.m., New York City time, on November 10, 2010, unless extended or earlier terminated (such date, as the same may be extended with respect to the Exchange Offer, the “Expiration Date”). In addition, the undersigned understands and acknowledges that, in order to receive the Common Stock and the Cash Consideration offered in exchange for the Corporate Units, the undersigned must have validly tendered (and not withdrawn) Corporate Units on or prior to the Expiration Date.

Unless otherwise indicated herein under “Special Payment Instructions,” the undersigned hereby requests that Common Stock issued, and checks for payment of the Cash Consideration, in exchange for tendered Corporate Units be issued or made to the order of the undersigned. Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” the undersigned hereby requests that any Corporate Units not tendered or not accepted for exchange be credited to such DTC participant’s account. In the event that the “Special Payment Instructions” box or the “Special Delivery Instructions” box is, or both are, completed, the undersigned hereby requests that any Corporate Units not tendered or not accepted for exchange, and/or Common Stock and checks for payment of Cash Consideration in exchange for validly tendered and accepted Corporate Units, be issued in the name(s) of and be delivered or made to, the person(s) at the addresses so indicated, as applicable.

The undersigned recognizes that the Company has no obligation pursuant to the “Special Payment Instructions” box or “Special Delivery Instructions” box to transfer any Corporate Units from the name of the Holder(s) thereof if the Company does not complete the Exchange Offer.

The undersigned understands that none of the Company, the Exchange Agent, the Information Agent, the Dealer Managers or any other person, nor any of their respective affiliates, directors, officers, or agents is under any duty to give notification of any defects or irregularities in the tender of any Corporate Units or will incur any liability for failure to give such notification.

Tenders of Corporate Units may be withdrawn at any time on or prior to the Expiration Date. In the event of a termination of the Exchange Offer, the respective tendered Corporate Units will promptly be credited to such Holder’s account through DTC and such Holder’s DTC participant, unless otherwise indicated under “Special Delivery Instructions.”

For a withdrawal of a tender of Corporate Units to be effective, a written or facsimile transmission notice of withdrawal, a form of which is filed as an exhibit to the registration statement of which the Offer forms a part and which is available on the website maintained by the Exchange Agent, must be received by the Exchange Agent at or prior to the withdrawal date, by mail, fax or hand delivery or by a properly transmitted “Request Message” through ATOP. Any such notice of withdrawal must (a) specify the name of the person who tendered the Corporate Units to be withdrawn and the name of the DTC participant whose name appears on the security position listing as the owner of such Corporate Units, if different from that of the person who deposited the Corporate Units, (b) contain the aggregate amount of the Corporate Units to be withdrawn, (c) unless transmitted through ATOP, be signed by the Holder thereof in the same manner as the original signature on the Letter of Transmittal, including any required signature guarantee(s), and (d) if the Letter of Transmittal was executed by a person other than the DTC participant whose name appears on a security position listing as the owner of Corporate Units, be accompanied by a properly completed irrevocable proxy that authorized such person to effect such withdrawal on behalf of such holder.

The undersigned understands that tenders of Corporate Units pursuant to any of the procedures described in the Offer Documents and acceptance thereof by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, which agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

The undersigned hereby represents and warrants the following:

•	the undersigned has full power and authority to tender, sell, exchange, assign and transfer the Corporate Units;

•	this Letter of Transmittal has been duly executed by the undersigned and constitutes a valid and binding obligation of the undersigned enforceable in accordance with its terms;

•	the undersigned has complied with the short tendering rule described under “The Exchange Offer — Compliance with ‘Short Tendering’ Rule” in the Offer; and

•	when the Company accepts the tendered Corporate Units for exchange, it will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims or rights.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Corporate Units tendered thereby.

For purposes of the Exchange Offer, the undersigned understands that the Company will be deemed to have accepted for exchange validly tendered Corporate Units, or defectively tendered Corporate Units with respect to which the Company has waived such defect, if, as and when the Company gives oral (promptly confirmed in writing) or written notice thereof to the Exchange Agent.

The undersigned understands that, as set forth in the Offer, the Company will not be required to accept for exchange any of the Corporate Units tendered.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

The undersigned understands that the delivery and surrender of the Corporate Units is not effective, and the risk of loss of the Corporate Units does not pass to the Exchange Agent, until receipt by the Exchange Agent of (1) timely confirmation of a book-entry transfer of such Corporate Units into the Exchange Agent’s account at DTC pursuant to the procedures set forth in the Offering Documents, (2) a properly transmitted Agent’s Message through ATOP and (3) all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Corporate Units will be determined by the Company, in its sole discretion, which determination shall be final and binding.

PLEASE SIGN BELOW — To Be Completed By All Tendering Holders

This Letter of Transmittal must be signed by the Holder, exactly as his, her, its or their name(s) appear(s) as a DTC participant on a security position listing such participant as the owner of the Corporate Units or by stock powers transmitted with this Letter of Transmittal. Endorsements on Corporate Units and signatures on stock powers by Holders not executing this Letter of Transmittal must have a guarantee by a Medallion Signature Guarantor. See Instruction 3 below. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act. See Instruction 3 below.

X

X
(Signature of Holders(s) or Authorized Signatory)

Date:          , 2010

Name(s):
(Please Print)

Capacity:

Address:
(Including Zip Code)

Area Code and Telephone Number:

PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN AND
SIGNATURE GUARANTEE, IF REQUIRED (See Instruction 3 below)
Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor
(Name of Medallion Signature Guarantor)

(Address (including zip code) and Telephone Number (including area code) of Medallion Signature Guarantor)
(Authorized Signature)
(Printed Name)
(Title)

Date:          , 2010

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 2, 3, 4, 5 and 6)*

To be completed ONLY if the Common Stock issued and payment of Cash Consideration in exchange for tendered Corporate Units are to be issued or made to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued or made to an address different from that shown in the box entitled “Description of Corporate Units Tendered” within this Letter of Transmittal.

Deliver the Common Stock issued, and checks for payment of Cash Consideration, in exchange for tendered Corporate Units to:

Name:	(Please Print)

Address:	(Including Zip Code)

(Taxpayer Identification Number or
Social Security Number)

(See Substitute Form W-9 herein)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 2, 3, 4, 5 and 6)*

To be completed ONLY if Corporate Units not tendered or not accepted for exchange are to be credited to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal.

Name:	(Please Print)

Address:	(Including Zip Code)

(Taxpayer Identification Number or
Social Security Number)

Credit un-exchanged Corporate Units delivered by book-entry transfer to the DTC account set forth below:

DTC Account Number:

*	The Company has no obligation pursuant to the “Special Payment Instructions” box or “Special Delivery Instructions” box to transfer any Corporate Units from the name of the Holder(s) thereof if the Company does not complete the Exchange Offer or if the Holder(s) does not present satisfactory evidence of payment of any taxes that may be payable as a consequence of the payment or delivery requested by the Holder(s) completing the “Special Payment Instructions” and/or “Special Delivery Instructions” boxes.

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.  Delivery of this Letter of Transmittal and Book-Entry Confirmations; Withdrawal of Tenders. This Letter of Transmittal is to be used by each Holder to tender Corporate Units through book-entry transfer to the Exchange Agent’s account at DTC, if instructions are not being transferred through ATOP. The method of delivery of this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of Holders, and delivery will be deemed made when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is suggested that Holders use properly insured registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent at or prior to such date. No alternative, conditional or contingent tenders of the Corporate Units will be accepted. This Letter of Transmittal should be sent only to the Exchange Agent. Delivery of documents to DTC, a Dealer Manager or the Company does not constitute delivery to the Exchange Agent.

All of the Corporate Units were issued in book-entry form, and all of the Corporate Units are currently represented by one or more global certificates held for the account of DTC. The Exchange Agent and DTC have confirmed that the Corporate Units are eligible for ATOP. To tender Corporate Units eligible for ATOP, DTC participants may, in lieu of physically completing and signing this Letter of Transmittal and delivering it to the Exchange Agent, electronically transmit their acceptance through ATOP, and DTC will then verify the acceptance, execute a book-entry delivery to the Exchange Agent’s account at DTC and send an Agent’s Message to the Exchange Agent for its acceptance. The confirmation of a book-entry transfer into the Exchange Agent’s account at DTC as described above is referred to herein as a “Book-Entry Confirmation”. Delivery of documents to DTC does not constitute delivery to the Exchange Agent. The term “Agent’s Message” as used herein means a message transmitted by DTC to, and received by, the Exchange Agent and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the DTC participant described in such Agent’s Message, stating that such participant has received and agrees to be bound by the terms and conditions of the Exchange Offer as set forth in the Offer Documents, and that the Company may enforce such agreement against such participant.

Holders desiring to tender Corporate Units on the Expiration Date through ATOP should note that such Holders must allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC.

All tendering Holders, by execution of this Letter of Transmittal or a facsimile hereof, or delivery of an Agent’s Message through ATOP, waive any right to receive notice of the acceptance of their Corporate Units for exchange.

Holders who wish to exercise their right of withdrawal with respect to the Exchange Offer must give written notice of withdrawal, delivered by mail, hand delivery or manually signed facsimile transmission, or a properly transmitted “Request Message” through ATOP, which notice must be received by the Exchange Agent at its address set forth on the back cover of this Letter of Transmittal on or prior to the Expiration Date. In order to be valid, a notice of withdrawal must include the items listed in the Offering Documents. Holders may not rescind withdrawals of tendered Corporate Units. However, validly withdrawn Corporate Units may be retendered by following the procedures therefor described in the Offer at any time on or prior to the Expiration Date.

2.  Partial Tenders. Valid tenders of Corporate Units pursuant to the Exchange Offer will be accepted only in integral multiples of 40 Corporate Units. If less than the entire amount of the Corporate Units transferred to the Exchange Agent is tendered, the tendering Holder must fill in the number of Corporate Units tendered in the column of the box entitled “Description of Corporate Units Tendered” herein. The entire amount for the Corporate Units transferred to the Exchange Agent will be deemed to have been tendered, unless otherwise indicated. If any Corporate Unit is not tendered or not accepted for exchange, such Corporate Unit will be returned by credit to the account at DTC designated herein, unless otherwise provided in the appropriate box on this Letter of Transmittal (subject to conditions set forth in Instruction 4 hereof), promptly after the settlement date of the Exchange Offer.

3.  Signatures on this Letter of Transmittal; Guarantee of Signatures. This Letter of Transmittal must be signed by the DTC participant whose name is shown as the owner of the Corporate Units tendered hereby and the signature must correspond with the name shown on the security position listed as the owner of the Corporate Units.

If any of the Corporate Units tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any tendered Corporate Units are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names.

A Holder does not need to provide a separate stock power if:

•	this Letter of Transmittal is signed by the Holder;

•	any Corporate Unit that is not tendered or not accepted for exchange or any Common Stock issued in exchange for validly tendered and accepted Corporate Units in the Exchange Offer is to be credited to the account at DTC of the Holder; and

•	any checks for payment of Cash Consideration in exchange for validly tendered and accepted Corporate Units in the Exchange Offer are to be made to the order of the Holder.

In any case other than those listed above, the Holder must transmit a separate properly completed stock power with this Letter of Transmittal exactly as the name(s) of the Holder(s) appear(s) on such DTC participant’s security position listing, with the signature on the endorsement or stock power guaranteed by a Medallion Signature Guarantor, unless such stock powers are executed by a Medallion Signature Guarantor.

If this Letter of Transmittal or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company and the Exchange Agent of their authority so to act must be submitted with this Letter of Transmittal.

No signature guarantee is required for the tender or withdrawal of Corporate Units if (a) this Letter of Transmittal is signed by a DTC participant whose name appears on a security position listing as the owner of the Corporate Units and neither the “Special Payment Instructions” box nor the “Special Delivery Instructions” box of this Letter of Transmittal has been completed or (b) such Corporate Units are tendered for the account of a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc. or a commercial bank or trust company having an office or correspondent in the United States. In all other cases, all signatures on Letters of Transmittal and signatures on stock powers, if any, accompanying Corporate Units must be guaranteed by a recognized participant (an “Eligible Institution”) in the New York Stock Exchange Medallion Signature Program (a “Medallion Signature Guarantor”).

4.  Special Payment and Special Delivery Instructions. Tendering Holders should indicate in the applicable box or boxes the name and address to which Corporate Units not tendered or not accepted for exchange, and Common Stock issued and checks for payment of Cash Consideration in exchange for validly tendered and accepted Corporate Units in the Exchange Offer are to be issued or made, if different from the name and address of the Holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number or social security number (collectively, the “TIN”) of the person named must also be indicated and satisfactory evidence of the payment of transfer taxes or exemption therefrom must be submitted. If no instructions are given (a) delivery of the Common Stock issued, and checks for payment of any Cash Consideration, in exchange for tendered Corporate Units in the Exchange Offer will be made to, and (b) Corporate Units not tendered or not accepted for exchange will be credited back to, such DTC participant’s account. The Company has no obligation pursuant to the “Special Payment Instructions” box or “Special Delivery Instructions” box to transfer any Corporate Units from the name of the Holder(s) thereof if the Company does not complete the Exchange Offer or if the Holder(s) does not present satisfactory evidence of payment of any taxes that may be payable as a consequence of the payment or delivery requested by the Holder(s) completing the “Special Payment Instructions” and/or “Special Delivery Instructions” boxes.

5.  TIN and Backup Withholding. U.S. federal income tax law generally requires that a tendering Holder whose tendered Corporate Units are accepted for exchange must provide the Exchange Agent (as payor) with such Holder’s correct TIN, which, in the case of a Holder who is an individual, is generally such Holder’s social security number, or otherwise establish an exemption from backup withholding. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, such Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”) and backup withholding in an amount equal to 28% of the amount of any reportable payments pursuant to the Exchange Offer. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is timely furnished to the IRS.

To prevent backup withholding, each tendering Holder that is a U.S. person must provide such Holder’s correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (a) the Holder is exempt from backup withholding, (b) the Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified the Holder that such Holder is no longer subject to backup withholding. Such Holder must also certify that such Holder is a “U.S. person” as defined under the Internal Revenue Code of 1986, as amended, and applicable Treasury regulations.

If a Holder that is a U.S. person does not have a TIN, such Holder should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “Guidelines”) for directions on applying for a TIN, write “Applied For” in the space for the TIN in Part I of the Substitute Form W-9 attached herein, and sign and date the Substitute Form W-9. If the Holder does not provide such Holder’s TIN to the Exchange Agent by the date any reportable payments are due, the payments will be subject to backup withholding at a rate of 28%. Note: Writing “Applied For” on the form means that the Holder has already applied for a TIN or that such Holder intends to apply for one in the near future.

If the Corporate Units are held in more than one name or are not in the name of the actual owner, consult the Guidelines for information on which TIN to report.

Exempt Holders are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Holder that is a U.S. person should check the box titled “Exempt from backup withholding” after the name and address lines of Substitute Form W-9. See the Guidelines for additional directions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed applicable IRS Form W-8BEN, W-8ECI, W-8EXP or W-8IMY, as the case may be, signed under penalties of perjury attesting to such exempt status. Such form may be obtained from the Exchange Agent or the IRS at its website: www.irs.gov.

6. Transfer Taxes. The Company will pay all transfer taxes applicable to the exchange and transfer of Corporate Units pursuant to the Exchange Offer, except if:

•	the delivery of the Common Stock and payment of Cash Consideration is being made to, or if Corporate Units not tendered or not accepted for payment are registered in the name of, any person other than the Holder of Corporate Units tendered hereby;

•	the Corporate Units are credited in the name of any person other than the person(s) signing the Letter of Transmittal or electronically transmitting acceptance through ATOP, as applicable; or

•	transfer tax is imposed for any reason other than the exchange of the Common Stock and Cash Consideration for Corporate Units in connection with the Exchange Offer,

then the amount of any transfer taxes, whether imposed on the registered owner or any other persons, will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption from them is not submitted with the Letter of Transmittal, the Company will be entitled to bill the amount of such transfer taxes directly to the tendering Holder.

7.  Irregularities. All questions as to the form of all documents and the validity and eligibility (including time of receipt) and acceptance of tenders and withdrawals of Corporate Units will be determined by the Company, in its sole discretion, which determination shall be final and binding. Alternative, conditional or contingent tenders will not be considered valid. The Company reserves the absolute right to reject any or all tenders of Corporate Units that are not in proper form or the acceptance of which would, in the Company’s opinion, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Corporate Units. A waiver of any defect or irregularity with respect to the tender of one Corporate Unit shall not constitute a waiver of the same or any other defect or irregularity with respect to the tender of any other Corporate Units except to the extent the Company may otherwise so provide. The Company’s interpretations of the terms and conditions of the Exchange Offer, including the instructions in this Letter of Transmittal, will be final and binding. No tender of Corporate Units will be deemed to have been validly made until all defects or irregularities with respect to such Corporate Units have been waived by the Company or cured within a time period that the Company determines. All tendering Holders, by execution of this Letter of Transmittal or a facsimile hereof, waive any right to receive notice of the acceptance of their Corporate Units for exchange. None of the Company, the Exchange Agent, the Dealer Managers or any other person will be under any duty to give notice of any defects or irregularities in tenders of Corporate Units or will incur any liability for failure to give any such notice.

8.  Waiver of Conditions. The Company expressly reserves the absolute right, in its sole discretion, to amend or waive any of the conditions to the Exchange Offer, in whole or in part, at any time and from time to time.

9.  Order of Exchange in Event of Proration. As described in the section of the Offer entitled “The Exchange Offer — Priority of Exchanges and Proration,” the undersigned can specify in the “Description of Corporate Units Tendered” box of the Letter of Transmittal the order in which specified portions of its Corporate Units will be exchanged if, as a result of the proration provisions, some but not all of the tendered Corporate Units are exchanged in the Exchange Offer. The order of exchange may have an effect on the federal income tax treatment of the consideration for the shares exchanged. See the section of the Offer entitled “Material U.S. Federal Income Tax Consequences.”

10.  Requests for Assistance or Additional Copies. Questions and requests for assistance relating to the procedures for tendering Corporate Units and requests for additional copies of the Offer and this Letter of Transmittal may be directed to the Information Agent at the address and telephone numbers on the back cover of this Letter of Transmittal.

11.  Questions Regarding Exchange of Treasury Units. If a Holder of Treasury Units wants to participate in the Exchange Offer, such Holder may recreate Corporate Units from Treasury Units as described in “Description of the Equity Units — Recreating Corporate Units” in the Offer.

TO BE COMPLETED BY ALL TENDERING U.S. HOLDERS OF CORPORATE UNITS

PAYER’S NAME: Global Bondholder Services Corporation

Name (if in joint names, list first and circle the name of the person or entity whose number you enter in Part I as provided in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “Guidelines”))

Business Name (Sole proprietors, see the instructions in the enclosed Guidelines)

Check appropriate box:	☐ Individual/Sole Proprietor ☐ Corporation	Exempt from backup
	☐ Partnership	withholding ☐
☐ Limited Liability Company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership)
☐ Other

Address

SUBSTITUTE Form W-9 Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification
PART I - TIN Enter your TIN in the appropriate box at right. (For most individuals, this is your social security number. If you do not have a number, see Obtaining a Number in the enclosed Guidelines). Certify by signing and dating below.

Note: If the account is in more than one name, see chart in the enclosed Guidelines to determine which number to enter.
Social Security Number OR Employer Identification Number OR If awaiting TIN write “Applied For”

PART II - Certification-Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions: You must cross out item (2) above if the IRS has notified you that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE DATE , 2010

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN PART I OF THIS SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such application in the near future. I understand that, notwithstanding the information I provided in Part II of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me will be subject to a 28% backup withholding tax unless I provide a properly certified taxpayer identification number.

Signature   Date  , 2010

NOTE:	FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING TAX OF 28% OF ANY REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 AND CONTACT YOUR TAX ADVISOR FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Company.

Give the TAXPAYER
IDENTIFICATION
For this type of account		number of —
1.	An individual’s account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (l)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)
4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee (1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner (1)
5.	Sole proprietorship account or single owner limited liability company (“LLC”)	The owner (3)
6.	Disregarded entity not owned by an individual	The owner

Give the TAXPAYER
IDENTIFICATION
For this type of account		number of —
7.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title) (4)
8.	Corporation or LLC electing corporate status on Form 8832 account	The corporation
9.	Association, club, religious, charitable, education, or other tax exempt organization account	The organization
10.	Partnership or multimember LLC not electing corporate status on Form 8832 account	The partnership
11.	A broker or registered nominee	The broker or registered nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name and you may also enter your business or “DBA” name on the “Business Name” line. You may use either your social security number or employer identification number (if you have one). If you are a sole proprietor, the IRS encourages you to use your social security number.
(4)	List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

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GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5; Application for a Social Security Number Card, Form W-7, Application for an IRS Individual Taxpayer Identification Number, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service, from www.irs.gov or by calling 1-800-TAX-FORM and apply for a number.

Payees Exempt From Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•	An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), an individual retirement arrangement (“IRA”), or a custodial account under section 403(b)(7) of the Code if the account satisfies the requirements of section 401(f)(2) of the Code.

•	The United States or any of its agencies or instrumentalities.

•	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

•	A foreign government or any of its political subdivisions, agencies, or instrumentalities.

•	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include the following:

•	A corporation.

•	A foreign central bank of issue.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A real estate investment trust.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A common trust fund operated by a bank under section 584(a) of the Code.

•	A financial institution.

•	A middleman known in the investment community as a nominee or custodian.

•	A trust exempt from tax under section 664 of the Code or described in section 4947 of the Code.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments described in section 6049(b)(5) of the Code to non-resident aliens.

•	Payments made by certain foreign organizations.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. ENTER YOUR NAME (as described above), CHECK THE APPROPRIATE BOX FOR YOUR

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STATUS, CHECK THE BOX TITLED “EXEMPT FROM BACKUP WITHHOLDING,” SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6042, 6045, 6049, 6050A, and 6050N of the Code.

Privacy Act Notice — Section 6109 of the Code requires most recipients to provide your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalties for Failure to Furnish Taxpayer Identification Number — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Number — If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

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The Exchange Agent for the Exchange Offer is:

Global Bondholder Services Corporation

By Registered or Certified Mail or by Hand or by Overnight Courier	By Facsimile (for Eligible Institutions Only):

Global Bondholder Services Corporation	Global Bondholder Services Corporation
65 Broadway – Suite 404	(For Eligible Institutions only)
New York, New York 10006	(212) 430-3775/3779

Confirm by Telephone:
(212) 430-3774

Any questions or requests for assistance may be directed to the Dealer Managers or the Information Agent at their respective telephone numbers as set forth below. Any requests for additional copies of the Offer, this Letter of Transmittal or related documents may be directed to the Information Agent. A holder may also contact such holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

The Information Agent for the Exchange Offer is:

Global Bondholder Services Corporation

65 Broadway – Suite 404
New York, New York 10006
Attn: Corporate Actions

Banks and Brokers, Call Collect:
(212) 430-3774
All Others Call Toll-Free:
(866) 873-7700

The Dealer Managers for the Exchange Offer are:

BofA Merrill Lynch	Citi

Attn: Debt Advisory Services	Attn: Liability Management Group
214 North Tryon Street, 17th Floor	390 Greenwich Street, First Floor
Charlotte, North Carolina 28255	New York, New York 10013

Toll Free: (888) 292-0070	Toll Free: (800) 558-3745
Collect: (980) 683-3215	Collect: (212) 723-6106